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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   March 31, 2006
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                                CDKNET.COM, INC.
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             (Exact name of registrant as specified in its charter)


       Delaware                      0-27587                     22-3586087
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(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                             Identification No.)


                                948 US Highway 22
                           North Plainfield, NJ 07060
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                    (Address of Principal Executive Offices)


                                 (908) 769-3232
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              (Registrant's telephone number, including area code)


                                       N/A
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          (former name or former address, if changed since last report)






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))I

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On March 31, 2006, we entered into a Third Additional Issuance Agreement with Cargo Holdings LLC ("Cargo"), a New York limited liability company owned by Renee Typaldos (the wife of Andreas Typaldos, our Chairman) and Gennaro Vendome, one of our directors. Pursuant to the Third Additional Issuance Agreement we sold $500,000 additional principal amount of our 6% secured convertible debenture to Cargo on substantially the same terms as we had sold an aggregate of $2,875,884.38 of such debentures to Bushido Capital Master Fund, LP ("Bushido") and Gamma Opportunity Capital Partners, LP (Classes A and C, collectively "Gamma") under a securities purchase agreement dated December 28, 2005 and Additional Issuance Agreements dated February 1, 2006 and February 24, 2006. The debentures have a term of three years and mature on December 28, 2008. The debentures pay interest at the rate of 6% per annum, payable semi-annually on January 1 and July 1 of each year beginning July 1, 2006. We may, in our discretion, elect to pay interest on the debentures in cash or in shares of our common stock, subject to certain conditions related to the market for shares of our common stock and the registration of the shares issuable upon conversion of the debentures under the Securities Act of 1933, as amended (the "Securities Act").

            The debentures are convertible at any time at the option of the holder into shares of our common stock at a price of $0.85 per share, subject to adjustment as set forth therein. If, after the effective date of the registration statement we agreed to file under the Securities Act (the "Registration"), the closing price for our common stock for any 20 consecutive trading days exceeds $1.70, we may, within one trading day after the end of such period, require the holders of the debentures to immediately convert all or part of the then outstanding principal amount of their debentures.

            Pursuant to the Third Additional Issuance Agreement, Cargo received warrants to purchase 235,294 shares of our common stock. The warrants have an exercise price, subject to certain adjustments, of $1.00 per share and are exercisable at any time on or prior to the fifth anniversary date of the warrants. The warrants do not grant the holders thereof any voting or other rights of our stockholders. We also issued short term warrants to Cargo to purchase up to 235,294 shares of our common stock. The warrants have an exercise price, subject to certain adjustments, of $0.85 per share and are exercisable at any time prior to twelve months after the effective date of the registration statement we will file with the SEC to register the shares of common stock issuable upon conversion of the debentures and exercise of the warrants, but in no event after December 28, 2007.

            After giving effect to the issuance of the 6% secured debentures outstanding to Cargo under the Additional Issuance Agreement, there is $3,375,884.38 principal amount of debentures outstanding as well as 1,823,945 of the five year and 1,823,945 of the short term warrants outstanding.

            Upon the occurrence of certain events of default defined in the debentures, including events of default under the transaction documents related to the financing, the full principal amount of the debentures, together with interest and other amounts owing, become immediately due and payable. In connection with the issuance of the 6% debentures, we entered into a security agreement granting the holders of the debentures a security interest in our assets to

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secure our obligations under the debentures. Obligations under the debentures are guaranteed by Arkados, Inc., our wholly-owned subsidiary.

            Concurrently with the issuance of debentures and warrants to Cargo under the Third Additional Issuance Agreement, we entered into a letter agreement with Bushido and Gamma under which our obligation to file a registration statement for the shares of our common stock underlying the debentures and warrants was extended to October 15, 2006. The letter agreement also modifies the securities purchase agreement to permit us to issue up to 180,000 warrants per three calendar month period to Emerging Capital Markets, LLC as part compensation for investor relations consulting services.




ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

            The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03 with respect to the terms and sale of, and the financial obligations created by, the 6% secured convertible debentures.




ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

            The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02 with respect to the terms and sale of the 6% secured convertible debentures and the warrants. Each of the purchasers represented that they were accredited investors and we did not engage a broker or make any general solicitation in connection with the sale of the securities. The sale of the debentures and issuance of the warrants were made pursuant to Section 4(2) of the Securities Act of 1933, as amended. The closing of the sale of the debentures and issuance of the warrants occurred on March 31, 2006.

            On March 20, 2006, we issued warrants to purchase up to 180,000 shares of our common stock for $0.85 per share to Emerging Capital Markets LLC as part compensation for investor relations consulting services. The warrants vest in equal thirds on the first day of April, May and June 2006, provided there is no material breach of the related consulting agreement. Based, in part on representations made by Emerging Capital Markets LLC, the issuance of the warrants was made pursuant to Section 4(2) of the Securities Act of 1933, as amended.









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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c)  Exhibits.

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Exhibit
Number
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4.1         Form of 6% Secured Convertible Debenture due December 28, 2008 (1)
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4.2         Form of Common Stock Purchase Warrant (long term and short term warrants differ as to price and expiration date as set forth in footnotes to the form filed) (1)
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4.3         Registration Rights Agreement, dated as of December 28, 2005, by and among the Registrant, Bushido Capital Master Fund, L.P., Gamma Opportunity Capital Partners, L.P. Class A, and Gamma Opportunity Capital Partners, L.P. Class C (1)
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99.1        Securities Purchase Agreement, dated as of December 28, 2005, by and among the Registrant, Bushido Capital Master Fund, L.P., Gamma Opportunity Capital Partners, L.P. Class A, and Gamma Opportunity Capital Partners, L.P. Class C (1)
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99.2        Security Agreement, dated as of December 28, 2005, by and among the
            Registrant, Gamma Opportunity Capital Partners, L.P. Class A, and Gamma Opportunity Capital Partners, L.P. Class C (1)
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99.3        Subsidiary Guarantee dated as of December 28, 2005 executed by
            Arkados, Inc. (1)
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99.4        Additional Issuance Agreement dated February 1, 2006 between the
            Registrant and Bushido Capital Master Fund, L.P.  (2)
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99.5        Second Additional Issuance Agreement dated February 24, 2006 between the Registrant and Bushido Capital Master Fund, L.P., Gamma Opportunity Capital Partners, L.P. Class A, and Gamma Opportunity Capital Partners, L.P. Class C (3)
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99.6        Third Additional Issuance Agreement dated March 31, 2006 between the
            Registrant and Cargo Holdings LLC (4)
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99.7        Letter Agreement dated march 31, 2006 between the Registrant and
            Bushido Capital Master Fund, L.P., Gamma Opportunity Capital Partners, L.P. Class A, and Gamma Opportunity Capital Partners, L.P. Class C (4)
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99.8        Warrant agreement dated March 20, 2006 issued to Emerging Capital
            Markets LLC (4)
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(1) Incorporated by reference to our Form 8-K report dated December 28, 2005.
(2) Incorporated by reference to our Form 8-K report dated February 1, 2006.
(3) Incorporated by reference to our Form 8-K report dated February 24, 2006.
(4) Filed herewith.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     CDKNET.COM, INC.



Date:       April 6, 2006                            By: /s/ Oleg Logvinov
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                                                         Oleg Logvinov
                                                         Chief Executive Officer






























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